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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 30, 1996


                                  EXCITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)



         0-28064                                           77-0378215
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       (Commission                                        (IRS Employer
      File Number)                                      Identification No.)


1091 N. Shoreline Boulevard, Mountain View, CA                        94043
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   (Address of principal executive offices)                        (Zip Code)


                                 (415) 943-1200
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)





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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

                  On August 30, 1996, Excite, Inc., a California corporation ("Registrant"), acquired The McKinley Group, Inc., a Delaware corporation ("McKinley"), pursuant to the merger (the "Merger") of Excite Acquisition Company, a Delaware corporation and wholly owned subsidiary of Registrant ("Excite Sub") with and into McKinley. The Merger was effected pursuant to an Agreement of Merger dated as of August 30, 1996 by and between Excite Sub and McKinley and an Agreement and Plan of Reorganization dated as of August 7, 1996 (the "Plan"), by and among Registrant, Excite Sub, McKinley, Isabel Maxwell, Christine Maxwell, David Hayden, Roger Malina and David Lynch. The Merger was accounted for as a pooling of interests and was structured to be a "tax-free" reorganization for federal income tax purposes. The directors and executive officers of Registrant were not changed as a result of the Merger. Prior to the Merger, McKinley was a publisher of Internet directories as well as the provider of the Magellan on-line Internet guide which previews and rates Web sites that assist users in conducting more targeted and useful Web searches. After completion of the Merger, McKinley will continue its historical business as a wholly owned subsidiary of Registrant.

                  Pursuant to the terms of the Plan, Registrant issued a total of 850,000 shares of Registrant's Common Stock in exchange for all the outstanding shares of Series A Common Stock and Series B Common Stock of McKinley. Upon the Merger, each outstanding share of McKinley Series A Common Stock was converted into .0817633 fully paid and nonassessable shares of Registrant's Common Stock and each outstanding share of McKinley Series B Common Stock was converted into .2452899 fully paid and nonassessable shares of Registrant's Common Stock. Registrant also assumed approximately $10.0 million of indebtedness of McKinley. In addition, Registrant assumed each option or warrant to purchase McKinley Series A Common Stock as well as all other outstanding securities of McKinley convertible into its Series A Common Stock outstanding immediately before the effective time of the Merger. Each McKinley option and warrant is exercisable for, and each convertible security is convertible into, that number of shares of Registrant's Common Stock equal to
 .0817633 multiplied by the number of shares of McKinley Series A Common Stock purchasable under the McKinley options and warrants, or issuable upon conversion of such convertible securities, immediately before the effective time of the Merger. Pursuant to this exchange ratio, Registrant may also issue up to approximately 22,820 shares of its Common Stock upon exercise of the assumed options and warrants and upon conversion of all such convertible securities. The exchange ratio was determined on the basis of, among other things: (i) a comparison of certain financial and stock market information for Registrant and certain financial information for McKinley with similar types of information for certain other companies in businesses similar to those of Registrant and McKinley and (ii) discussions between senior management of Registrant and McKinley regarding the business and prospects of their respective companies.

                  The shares of Registrant's Common Stock received by the former McKinley shareholders have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemption from registration provided by Section 3(a)(10) thereof.

                  In connection with the Merger, Registrant, Chemical Trust Company of California, as escrow agent, and the former McKinley shareholders entered into an escrow agreement (the

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"Escrow Agreement") under which Registrant deposited into escrow stock certificates representing 10% of the shares of Registrant's Common Stock issuable pursuant to the Merger (the "Escrow Shares"). The Escrow Shares will be held in escrow as collateral for the indemnification obligations of the stockholders of McKinley under the Plan. The Escrow Shares will be held by the escrow agent until (a) the date on which Registrant has first received final audited financial statements together with a report thereon from Registrant's independent auditors covering the combined results of Registrant and McKinley for certain matters; and (b) August 30, 1997 for other matters.

                  Contemporaneously with the Merger, each of Isabel Maxwell, Christine Maxwell, David Hayden, Alexander Cohen, Daniel Lynch, Roger Malina and Cindy Martin entered into noncompetition agreements with Registrant. The noncompetition agreements provide that such persons will not compete with Registrant or McKinley for a period of one year following the Merger.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired and (b) Pro Forma Financial Information It is impracticable to provide the required financial statements of McKinley and pro forma financial information at this time. The Company intends to file the required financial statements as soon as possible but not later than 60 days after the date this Form 8-K is required to be filed.

(c)      Exhibits.

         The following exhibits are filed herewith:

2.01 Agreement and Plan of Reorganization dated as of August 7, 1996, by and among Registrant, Excite Acquisition Corporation, The McKinley Group, Inc., Isabel Maxwell, Christine Maxwell, David Hayden, Roger Malina and David Lynch.

2.02 Agreement of Merger dated as of August 30, 1996 by and between Excite Acquisition Corporation and The McKinley Group, Inc.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             EXCITE, INC.




Date:  September 11, 1996                    By: /s/ Richard B. Redding
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                                                 Richard B. Redding
                                                 Director of Finance and
                                                 Acting Chief Financial Officer



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                                INDEX TO EXHIBITS



       Exhibit
        Number                          Description of Exhibit
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         2.01              Agreement and Plan of Reorganization dated as of
                           August 7, 1996 by and among Registrant, Excite Acquisition Corporation, The McKinley Group, Inc., Isabel Maxwell, Christine Maxwell, David Hayden, Roger Malina and David Lynch.


         2.02 Agreement of Merger dated as of August 30, 1996 by and between Excite Acquisition Corporation and The McKinley Group, Inc.